UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2008
SILICON IMAGE, INC.
(Exact name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307

(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085

(Address of Principal Executive Offices)	(Zip Code)
(408) 616-4000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.01

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On February 4, 2008, the Compensation Committee of the Board of Directors (“Committee”) of Silicon Image, Inc. (“Registrant”) approved a 2008 Employee Bonus Plan (“Bonus Plan”), as previously reported by the Registrant in its current report on Form 8-K dated February 4, 2008. The Bonus Plan was amended by the Committee on April 23, 2008.
     The Bonus Plan provides incentives to certain executive and non-executive employees designed to promote achievement of the Registrant’s product development goals for the year ending December 31, 2008. The terms of the Bonus Plan grant the Committee exclusive authority to designate which employees may participate in the Bonus Plan (“Participants”), excluding employees who are eligible to participate in any incentive plan available to sales or business development personnel. The Bonus Plan provides that the Registrant will fund a bonus pool in the amount of approximately $2,500,000 on each of June 30, 2008 and December 31, 2008 (each a “Bonus Pool Funding Date”), if by that date Registrant has achieved product development milestones specified in advance by the Committee. The actual amount of each bonus pool on each Bonus Pool Funding Date shall be a function of the actual Participants’ participation in the Bonus Plan as of each such Bonus Pool Funding Date and such Participants’ target bonuses. If Registrant has not achieved one or more of several milestones applicable to a Bonus Pool Funding Date, the bonus pool will be funded in proportion to the number of milestones achieved. Employees who commence employment on or after May 15, 2008 will not be eligible to participate in the Bonus Plan with respect to the first Bonus Pool Funding Date, and employees hired on or after November 15, 2008, will not be eligible to participate in the Bonus Plan with respect to the second Bonus Pool Funding Date. The Committee has exclusive authority to determine the amount of each Participant’s target bonus and the actual amount payable to each Participant, and may amend or terminate the Bonus Plan at any time. For 2008, in no event shall actual bonus payments under the Bonus Plan exceed 50% of Participants’ target bonuses.
     On April 23, 2008, the Compensation Committee approved target bonus levels (the “Target Bonus Levels”) for executive participants under the Bonus Plan, subject to the terms and conditions of the Bonus Plan. The Target Bonus Levels are by employee position or title and indicate a percentage that would apply to the respective employee’s base salary (as of December 31, 2008) for bonus calculation purposes under the Bonus Plan. A summary of the Target Bonus Levels for executive participants in the Bonus Plan follows.
     Target Bonus Levels for Executives under Bonus Plan

Position/Title	Target Bonus Level
Chief Executive Officer	90% of base salary
Chief Financial Officer, Chief Technology Officer, Chief Operating Officer, Chief Legal Officer	45% of base salary
Vice President	40% of base salary
Chief Accounting Officer	25% of base salary
     The Target Bonus Levels and bonus amounts payable are subject to the terms and conditions of the Bonus Plan. The amounts of awards, if any, under the Bonus Plan allocable to individual executive participants may be hereinafter determined and adjusted by the Compensation Committee in its sole discretion and may be less than, equal to or greater than the Target Bonus Levels.
     The foregoing is a summary of the Bonus Plan. This summary is not intended to be complete and is qualified in its entirety by reference to the Bonus Plan attached as Exhibit 99.01 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)
     Exhibit.

Exhibit No.	Exhibit Title

99.01	Silicon Image, Inc. 2008 Employee Bonus Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2008	SILICON IMAGE, INC.
	By:	/s/ Edward Lopez
Edward Lopez
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.01	Silicon Image, Inc. 2008 Employee Bonus Plan